THIS THIRD AMENDING AGREEMENT made and dated effective the 15th day of February, 2004

AMONG:

TRYX VENTURES CORP., a body corporate incorporated under the laws of British Columbia, having its head office at Suite 314 - 837 West Hastings Street, Vancouver, British Columbia V6C 1B6

(hereinafter called the "Optionee")

OF THE FIRST PART

AND:

GINO CHITARONI, of P.O. Box 271, Portage Bay Road, Cobalt, Ontario P0J 1C0

(hereinafter called "Chitaroni")

OF THE SECOND PART

AND:

BRIAN YOUNGS, of P.O. Box 365, 93 Hazel Circle, Temagami, Ontario P0H 2H0

(hereinafter called "Youngs")

OF THE THIRD PART

AND:

TOM VON CARDINAL, of P.O. Box 58, Latchford, Ontario P0J 1N0

(hereinafter called "Von Cardinal")

OF THE FOURTH PART

(Chitaroni, Youngs and Von Cardinal are hereinafter collectively called the "Optionors")

WHEREAS:

A. Pursuant to an agreement among the parties hereto dated for reference February 15, 2000 (the "Agreement"), an amending agreement among the parties hereto dated for reference February 15, 2002 (the "Amending Agreement"), and a second amending agreement among the parties hereto dated for reference July 25, 2003 (the "Second Amending Agreement"), the Optionors granted an exclusive option to the Optionee, entitling it to acquire an undivided one hundred percent (100%) interest in the Property, on the terms and conditions thereinafter set forth;

B. Capitalized terms used herein shall have the same meanings as contained in the Agreement, the Amending Agreement and the Second Amending Agreement; and

C. The parties wish to amend certain provisions of the Agreement, the Amending Agreement and the Second Amending Agreement;

NOW THEREFORE THIS THIRD AMENDING AGREEMENT WITNESSETH that in consideration of these presents and the sum of Ten Dollars ($10.00) now paid by each of the parties to each of the other parties hereto, the receipt and sufficiency of which is hereby acknowledged by each of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is also hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

1. Paragraph 2 of the Second Amendment Agreement is deleted in their entirety and is replaced with the following:

"Paragraph 1 of the Amending Agreement is deleted in its entirety and is replaced with the following:

"Sub-paragraph 4.01(b)(ii) of the Agreement is deleted in its entirety and is replaced with the following:

"4.01(b)(ii) an additional $120,000 on or before the fifth anniversary of the date of this Agreement;".".".

2. In all other respects the terms and conditions of the Agreement, the Amending Agreement, and Second Amending Agreement shall continue in full force and effect.

3. Each of the parties hereto agrees to do and/or execute all such further and other acts, deeds, things, devices, documents and assurances as may be required in order to carry out the true intent and meaning of this Third Amending Agreement.

4. This Third Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and each of their successors and permitted assigns, as the case may be.

5. This Third Amending Agreement may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts taken together will be deemed to be one and the same instrument. The execution of this Third Amending Agreement will not become effective until all counterparts hereof have been executed by all of the parties hereto.

6. Each of the parties hereto will be entitled to rely upon delivery by facsimile of executed copies of this Third Amending Agreement, and such facsimile copies will be effective to create a valid and binding agreement among the parties hereto in accordance with the terms and conditions of this Third Amending Agreement.

IN WITNESS WHEREOF this Third Amending Agreement has been executed and delivered as of the day and year first above written.

SIGNED and DELIVERED by TRYX VENTURES CORP. /s/ Mauro Baessato Authorized Signatory

SIGNED and DELIVERED by
GINO CHITARONI in the presence of:

/s/ Claire Bigelow
Signature of Witness

Claire Bigelow
Name of Witness - please type or print

Bass Lake Road
Address of Witness - please type or print

Coblalt, Ont P0J 1C0__________________

/s/ Gino Chitaroni GINO CHITARONI

SIGNED and DELIVERED by
BRIAN YOUNGS in the presence of:

/s/ Joe Osterberg
Signature of Witness

Joe Osterberg
Name of Witness - please type or print

2 Pyrite St, Apt B
Address of Witness - please type or print

/s/ Brian Youngs BRIAN YOUNGS

SIGNED and DELIVERED by
TOM VON CARDINAL in the presence of:

/s/ Mark Bouirsto
Signature of Witness

Mark Bouirsto
Name of Witness - please type or print

2, 3 Therd Street, Cobalt, ON
Address of Witness - please type or print

/s/ Tom Von Cardinal TOM VON CARDINAL